Exhibit 10.27.11

AMENDMENT NO. 10

dated as of May 1, 2004

among

AMERICREDIT MTN RECEIVABLES TRUST III,

as Debtor,

AMERICREDIT FINANCIAL SERVICES, INC.,

Individually and as Servicer,

MBIA INSURANCE CORPORATION,

as Note Insurer

and

MERIDIAN FUNDING COMPANY, LLC,

as Purchaser

to

SECURITY AGREEMENT

dated as of February 25, 2002

AMENDMENT NO. 10, dated as of May 1, 2004 (the “Amendment”), among AMERICREDIT MTN RECEIVABLES TRUST III (the “Debtor”), AMERICREDIT FINANCIAL SERVICES, INC., individually and in its capacity as Servicer (“AFS”), MBIA INSURANCE CORPORATION, as Note Insurer (“MBIA”), and MERIDIAN FUNDING COMPANY, LLC, as Purchaser (“Meridian”), to the Security Agreement dated as of February 25, 2002 (the “Security Agreement”), among the Debtor, AFS, AmeriCredit MTN Corp. III and JPMorgan Chase Bank, as Collateral Agent and as Securities Intermediary.

WHEREAS, Section 9.2(b) of the Security Agreement permits amendment of the Security Agreement by the Debtor, AFS, MBIA and Meridian (the “Parties”) upon the terms and conditions specified therein;

WHEREAS, the Security Agreement has previously been amended by Amendment No. 1, dated as of December 1, 2002; Amendment No. 2, dated as of February 1, 2003; Amendment No. 3, dated as of February 28, 2003; Amendment No. 4, dated as of April 1, 2003; Amendment No. 5, dated as of June 20, 2003; Amendment No. 6, dated as of August 18, 2003; Amendment No. 7, dated as of August 1, 2003; Amendment No. 8, dated as of November 1, 2003; and Amendment No. 9, dated as of December 1, 2003;

WHEREAS, the Parties wish to amend the Security Agreement.

NOW, THEREFORE, the Parties agree that the Security Agreement is hereby amended effective as of the date hereof as follows:

Section 1. Definitions. Each term used but not defined herein shall have the meaning assigned to such term in the Security Agreement.

Section 2. Amendment to Section 6.1 (Termination and Amortization Events). Clause (x) of Section 6.1 is deleted in its entirety and is replaced with the following:

(x) (i) the Tangible Net Worth of AmeriCredit Corp. shall be less than the sum of (a) $1,700,000,000 and (b) 75% of the cumulative positive net income (without deduction for negative net income) of AmeriCredit Corp. for each fiscal quarter having been completed since June 30, 2003, as reported in each annual report on Form 10-K and periodic report on Form 10-Q filed by AmeriCredit Corp. with the Commission less (c) the amount of any stock repurchase, (ii) the Tangible Net Worth of AmeriCredit Corp. shall be less than the sum of (a) $1,600,000,000 and (b) 75% of the cumulative positive net income (without deduction for negative net income) of AmeriCredit Corp. for each fiscal quarter having been completed since June 30, 2003, as reported in each annual report on Form 10-K and periodic report on Form 10-Q filed by AmeriCredit Corp. with the Commission, or (iii) immediately following the completion of any stock repurchase for cash, AmeriCredit Corp. shall have less than $200,000,000 in unrestricted cash; or

Section 3. Separate Counterparts. This Amendment may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS.

Section 5. Binding Effect; Ratification of Security Agreement.

(a) This Amendment shall become effective as of the date first set forth above, when counterparts hereof shall have been executed and delivered by the parties hereto, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

(b) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Security Agreement and (ii) each reference in any Transaction Document (as defined in the Insurance Agreement) to the Security Agreement shall mean and be a reference to the Security Agreement as amended hereby.

(c) Except as expressly amended hereby, all provisions of the Security Agreement shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.

AMERICREDIT MTN RECEIVABLES TRUST III

By: DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee on behalf of the Issuer

By:
Name:
Title:

AMERICREDIT FINANCIAL SERVICES, INC.,
Individually and as Servicer,

By:
Name:
Title:

MBIA INSURANCE CORPORATION, as Note Insurer,

By
Name:
Title:

MERIDIAN FUNDING COMPANY, LLC, as Purchaser

By
Name:
Title: